Exhibit 99.2

Supplemental Operating and Financial Data
September 30, 2009

Third Quarter 2009

Franklin Street Properties Corp.
401 Edgewater Place
Suite 200
Wakefield, MA 01880
781-557-1300
www.franklinstreetproperties.com

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Franklin Street Properties Corp.  September 30, 2009

Company Overview

Overview

Franklin Street Properties Corp. (FSP) (NYSE Amex: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, interim acquisition and short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer.

Our Business

FSP operates in two business segments and has two principal sources of revenue; real estate operations and investment banking/investment services. Real estate operations include rental income from real estate leasing, interest income from loans made for interim acquisition or other purposes, and fee income from asset management. Investment banking/investment services generate brokerage commissions, loan origination fees, development services and other fees related to the organization of single-purpose entities that own real estate and the private placement of equity in those entities.

Strategy

FSP’s investment strategy is to make selective acquisitions based on market and/or property specific criteria, actively manage the property to maximize its value and dispose of the property when the ideal time or situation arises. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends. Unlike many real estate investment companies, which have utilized significant leverage in an attempt to enhance their real estate portfolio’s returns, FSP has used very moderate leverage. FSP’s historical growth has been achieved without the use of permanent mortgage debt on any of our properties. This model has significantly reduced FSP’s risk profile by reducing foreclosure, financing and refinancing risk. The Company’s strategy is to employ modest leverage to accelerate its growth and capitalize on market conditions and opportunities as they arise. In addition, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential by owning properties in diversified geographic locations that have sound long-term economic growth potential.

Snapshot
(as of September 30, 2009)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	32
Total Square Feet	5.9 Million
Common Shares Outstanding	79,680,705
Quarterly Dividend	$0.19
Dividend Yield	5.80%
Total Market Capitalization	$1,044 Million
Insider Holdings	13.0%

Franklin Street Properties Corp.  September 30, 2009

Company Overview

Structure of the Company

FSP has elected to be taxed as a Real Estate Investment Trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy

FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio and the income from FSP’s investment banking business.

Board of Directors and Management

George J. Carter	Dennis J. McGillicuddy	Scott H. Carter
President, Chief Executive Officer	Director	Executive Vice President, General
Chairman of the Board	Member, Audit Committee	Counsel and Assistant Secretary
Member, Compensation Committee
Barbara J. Fournier		John G. Demeritt
Executive Vice President, Chief Operating Officer,	Georgia Murray	Executive Vice President and
Treasurer, Secretary and Director	Director	Chief Financial Officer
Chair, Compensation Committee
Janet Notopoulos	Member, Audit Committee	William W. Gribbell
Executive Vice President and Director		Executive Vice President
Barry Silverstein
John N. Burke	Director	R. Scott MacPhee
Director	Member, Audit Committee	Executive Vice President
Chair, Audit Committee	Member, Compensation Committee
Member, Compensation Committee

Franklin Street Properties Corp.  September 30, 2009

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	NYSE Amex	Inquires should be directed to:
Wakefield, MA 01880	Symbol: FSP	John Demeritt, CFO
(t) 781-557-1300		877-686-9496 or InvestorRelations@
(f) 781-246-2807		franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE Amex: FSP)
	For the Three Months Ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08
High Price	14.88	14.84	15.20	15.78	16.19	14.80	15.00
Low Price	9.57	11.43	12.00	11.40	12.33	11.05	8.13
Closing Price, at the end of the quarter	12.30	13.25	13.10	14.32	12.64	13.00	14.75
Dividends paid per share – quarterly	0.19	0.19	0.19	0.31	0.31	0.19	0.19
Closing dividend yield – annualized	6.2%	5.7%	5.8%	8.7%	9.8%	5.8%	5.2%
Common shares outstanding (millions)	70.48	70.48	79.68	70.48	70.48	70.48	70.48

Timing

Quarterly results are expected to be announced according to the following schedule:

First Quarter:	Late April	Third Quarter:	Early November
Second Quarter:	Early August	Fourth Quarter:	Late February

Franklin Street Properties Corp.  September 30, 2009

Financial Highlights
(in thousands, except per share data)

								For the Year
	For the Three Months Ended							Ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	31-Dec-08
Income Items:
Revenue:
Rental	$29,818	$29,254	$31,702	$26,656	$27,700	$27,927	$28,915	$111,198
Related party revenue	583	860	371	934	6,818	984	410	9,146
Other	18	18	19	20	19	13	20	72
Total revenue	30,419	30,132	32,092	27,610	34,537	28,924	29,345	120,416

Total expenses	23,738	25,821	25,912	21,695	24,538	22,658	23,548	92,439

Income before interest income, equity in earnings (losses) in non-consolidated REITs and taxes	6,681	4,311	6,180	5,915	9,999	6,266	5,797	27,977
Interest income	36	36	16	303	176	177	89	745
Equity in earnings in non-consolidated REITs	792	443	475	793	694	679	580	2,746

Income before taxes	7,509	4,790	6,671	7,011	10,869	7,122	6,466	31,468
Income tax expense (benefit)	(299)	(75)	(270)	(375)	335	(297)	(153)	(490)

Income from continuing operations	7,808	4,865	6,941	7,386	10,534	7,419	6,619	31,958
Income from discontinued operations	-	-	-	-	-	-	-	-
Gain on sale of assets	-	-	-	-	-	-	-	-

Net income	$7,808	$4,865	$6,941	$7,386	$10,534	$7,419	$6,619	$31,958

FFO+GOS*:
FFO	$17,338	$17,409	$17,537	$15,637	$20,283	$17,085	$16,199	$69,204
GOS	-	-	-	-	-	-	-	-
FFO+GOS	$17,338	$17,409	$17,537	$15,637	$20,283	$17,085	$16,199	$69,204

Per Share Data:
EPS	$0.11	$0.07	$0.10	$0.10	$0.15	$0.11	$0.09	$0.45
FFO	0.25	0.25	0.25	0.22	0.29	0.24	0.23	0.98
GOS	-	-	-	-	-	-	-	-
FFO+GOS	0.25	0.25	0.25	0.22	0.29	0.24	0.23	0.98

Weighted Average Shares (diluted)	70,481	70,481	71,281	70,481	70,481	70,481	70,481	70,481

Balance Sheet Items:
Real estate, net	$839,826	$869,557	$926,555	$787,398	$815,710	$812,438	$844,058	$844,058
Other assets, net	178,682	195,939	219,220	196,664	186,647	184,622	181,375	181,375
Total assets, net	1,018,508	1,065,496	1,145,775	984,062	1,002,357	997,060	1,025,433	1,025,433
Total liabilities, net	175,075	229,903	201,796	107,907	137,517	138,192	176,346	176,346
Shareholders' equity	843,433	835,593	943,979	876,155	864,840	858,868	848,997	848,997

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  September 30, 2009

Management’s Key Operating Measures

Total Profits* by Segment
(in thousands)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
($20,000)
2006
2007
2008
9 Mos 2008
9 Mos 2009
Fee income from real estate banking
Gain on sale of properties
Rental income from properties

Shareholder Equity per Share
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
2006
2007
2008
30-Sep-08
30-Sep-09

* See page 27 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and page 28 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  September 30, 2009

Condensed Consolidated Income Statements
($ in thousands, except per share amounts)
								For the
	For the Three Months Ended							Year Ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	31-Dec-08

Revenue:
Rental	$29,818	$29,254	$31,702	$26,656	$27,700	$27,927	$28,915	$111,198
Related party revenue:
Syndication fees	10	29	-	205	3,257	304	-	3,766
Transaction fees	28	514	1	168	3,138	300	35	3,641
Management fees and interest income from loans	545	317	370	561	423	380	375	1,739
Other	18	18	19	20	19	13	20	72
Total revenue	30,419	30,132	32,092	27,610	34,537	28,924	29,345	120,416

Expenses:
Real estate operating expenses	7,280	7,144	7,752	6,698	7,116	7,159	8,026	28,999
Real estate taxes and insurance	4,829	4,686	5,364	4,279	4,505	4,590	4,366	17,740
Depreciation and amortization	7,914	10,225	8,801	7,359	7,591	7,666	7,744	30,360
Selling, general and administrative	2,008	2,127	2,243	2,009	2,621	1,927	1,711	8,268
Commissions	130	40	8	158	1,654	208	131	2,151
Interest	1,577	1,599	1,744	1,192	1,051	1,108	1,570	4,921
Total expenses	23,738	25,821	25,912	21,695	24,538	22,658	23,548	92,439

Income before interest income, equity in earnings (losses) of non-consolidated REITs and taxes	6,681	4,311	6,180	5,915	9,999	6,266	5,797	27,977
Interest income	36	36	16	303	176	177	89	745
Equity in earnings (losses) of non-consolidated REITs	792	443	475	793	694	679	580	2,746

	7,509	4,790	6,671	7,011	10,869	7,122	6,466	31,468
Income tax expense (benefit)	(299)	(75)	(270)	(375)	335	(297)	(153)	(490)

Net income	$7,808	$4,865	$6,941	$7,386	$10,534	$7,419	$6,619	$31,958

Weighted average number of shares outstanding, basic and diluted	70,481	70,481	71,281	70,481	70,481	70,481	70,481	70,481

Net income per share, basic and diluted	$0.11	$0.07	$0.10	$0.10	$0.15	$0.11	$0.09	$0.45

Franklin Street Properties Corp.  September 30, 2009

EPS, FFO, GOS and FFO+GOS*

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  September 30, 2009

Condensed Consolidated Balance Sheets
(in thousands)

	March 31,	June 30,	September 30,	March 31,	June 30,	September 30,	December 31,
	2009	2009	2009	2008	2008	2008	2008
Assets:
Real estate assets:
Land	$107,153	$114,677	$126,695	$99,140	$100,440	$100,440	$107,153
Buildings and improvements	812,470	840,605	891,918	745,488	778,107	780,276	810,732
Fixtures and equipment	299	310	310	219	219	301	299
	919,922	955,592	1,018,923	844,847	878,766	881,017	918,184
Less accumulated depreciation	80,096	86,035	92,368	57,449	63,056	68,579	74,126
Real estate assets, net	839,826	869,557	926,555	787,398	815,710	812,438	844,058

Acquired real estate leases, net	26,042	38,996	48,003	30,826	30,905	28,024	28,518
Investment in non-consolidated REITs	82,388	94,579	93,936	86,235	84,609	83,896	83,046
Assets held for syndication, net	13,004	-	-	24,593	14,039	13,335	13,254
Cash and cash equivalents	27,650	24,542	26,385	32,227	34,386	34,527	29,244
Restricted cash	336	335	331	336	336	336	336
Tenant rent receivables, net	1,084	720	1,400	1,694	989	1,174	1,329
Straight-line rent receivable, net	9,190	9,219	9,724	7,638	7,894	8,255	8,816
Prepaid expenses	2,253	2,267	3,430	1,654	1,061	2,922	2,206
Related party mortgage loan receivable	4,725	12,115	23,264	1,000	1,000	1,125	1,125
Other assets	1,517	2,271	1,860	880	919	663	2,687
Deferred leasing commissions, net	10,493	10,895	10,887	9,581	10,509	10,365	10,814
Total assets	$1,018,508	$1,065,496	$1,145,775	$984,062	$1,002,357	$997,060	$1,025,433

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$72,468	$124,038	$91,008	$84,750	$109,995	$105,118	$67,468
Term loan payable	75,000	75,000	75,000	-	-	-	75,000
Accounts payable and accrued expenses	17,687	21,252	25,351	16,633	18,984	24,945	22,297
Accrued compensation	250	500	750	415	1,845	1,652	1,654
Tenant security deposits	1,795	1,765	1,757	1,923	1,810	1,823	1,874
Other liabilities: derivative termination value	3,080	2,394	2,269	-	-	-	3,099
Acquired unfavorable real estate leases, net	4,795	4,954	5,661	4,186	4,883	4,654	5,044
Total liabilities	175,075	229,903	201,796	107,907	137,517	138,192	176,436

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	-	-	-	-	-
Common stock	7	7	8	7	7	7	7
Additional paid-in capital	889,019	889,019	1,003,729	889,019	889,019	889,019	889,019
Accumulated other comprehensive loss	(3,080)	(2,394)	(2,269)	-	-	-	(3,099)
Accumulated distributions in excess of accumulated earnings	(42,513)	(51,039)	(57,489)	(12,871)	(24,186)	(30,158)	(36,930)
Total stockholders’ equity	843,433	835,593	943,979	876,155	864,840	858,868	848,997
Total liabilities and stockholders’ equity	$1,018,508	$1,065,496	$1,145,775	$984,062	$1,002,357	$997,060	$1,025,433

Franklin Street Properties Corp.  September 30, 2009

Condensed Consolidated Statements of Cash Flows
(in thousands)

	Nine Months ended September 30		Twelve Months ended December 31
	2009	2008	2008	2007

Cash flows from operating activities:
Net income	$19,614	$25,340	$31,959	$61,085
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	-	-	-	(23,789)
Depreciation and amortization expense	27,141	22,649	30,444	30,563
Amortization of above market lease	2,544	3,376	4,283	4,948
Equity in earnings (losses) from non-consolidated REITs	(1,710)	(2,167)	(2,747)	472
Distributions from non-consolidated REITs	4,257	3,838	5,348	1,806
Increase in bad debt reserve	111	79	79	(3)
Changes in operating assets and liabilities:
Restricted cash	5	-	-	425
Tenant rent receivables, net	(182)	219	64	971
Straight-line rents, net	(849)	(854)	(1,406)	(3,359)
Prepaid expenses and other assets, net	(472)	(1,474)	(901)	374
Accounts payable and accrued expenses	4,294	3,863	448	1,884
Accrued compensation	(904)	88	90	(1,079)
Tenant security deposits	(117)	(51)	-	130
Payment of deferred leasing commissions	(2,202)	(2,434)	(3,353)	(4,314)

Net cash provided by operating activities	51,530	52,472	64,308	70,114

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(130,819)	(39,282)	(78,396)	(81,620)
Investment in non-consolidated REITs	(13,200)	(10)	(10)	(82,831)
Investment in related party mortgage loan receivable	(22,139)	(1,125)	(1,125)	-
Redemption of certificate of deposit	-	-	-	5,143
Changes in deposits on real estate assets	-	-	(1,300)	-
Investment in assets held for syndication, net	13,017	12,235	12,236	(22,093)
Proceeds received on sales of real estate assets	-	-	-	96,102

Net cash used in investing activities	(153,141)	(28,182)	(68,595)	(85,299)

Cash flows from financing activities:
Distributions to stockholders	(40,173)	(57,089)	(70,481)	(87,662)
Proceeds from equity offering, net	115,385	-	-	-
Purchase of treasury shares	-	-	-	(4,767)
Borrowings (repayments) under bank note payable, net	23,540	20,368	(17,282)	84,750
Borrowings under term note payable	-	-	75,000	-
Deferred financing costs	-	(30)	(694)	(121)

Net cash (used in) provided by financing activities	98,752	(36,751)	(13,457)	(7,800)

Net increase (decrease) in cash and cash equivalents	(2,859)	(12,461)	(17,744)	(22,985)

Cash and cash equivalents, beginning of period	29,244	46,988	46,988	69,973

Cash and cash equivalents, end of period	$26,385	$34,527	$29,244	$46,988

Franklin Street Properties Corp.  September 30, 2009

Segment Information*
($ in thousands except per share amounts)

	Three Months Ended September 30, 2009			Nine Months Ended September 30, 2009			Three Months Ended September 30, 2008			Nine Months Ended September 30, 2008
	Real	Investment		Real	Investment		Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$31,702	$-	$31,702	$90,774	$-	$90,774	$27,927	$-	$27,927	$82,283	$-	$82,283
Syndication Fees	-	-	-	-	39	39	-	304	304	-	3,766	3,766
Transaction Fees	-	1	1	-	543	543	-	300	300	-	3,606	3,606
Management Fees & Interest Income	370	-	370	1,232	-	1,232	380	-	380	1,364	-	1,364
Other Income	19	-	19	55	-	55	13	-	13	52	-	52

Total Revenue	32,091	1	32,092	92,061	582	92,643	28,320	604	28,924	83,699	7,372	91,071

Expenses
Rental Operating Expenses	7,752	-	7,752	22,176	-	22,176	7,159	-	7,159	20,973	-	20,973
Real Estate Taxes and Insurance	5,364	-	5,364	14,879	-	14,879	4,590	-	4,590	13,375	-	13,375
Depreciation and Amortization	8,768	33	8,801	26,855	85	26,940	7,629	37	7,666	22,510	106	22,616
Selling, general and administrative	1,324	919	2,243	3,469	2,909	6,378	945	982	1,927	3,375	3,182	6,557
Commissions and Broker Expenses	-	8	8	-	178	178	(1)	209	208	-	2,020	2,020
Interest & Commitment Fees	1,744	-	1,744	4,920	-	4,920	1,108	-	1,108	3,351	-	3,351
Total Expenses	24,952	960	25,912	72,299	3,172	75,471	21,430	1,228	22,658	63,584	5,308	68,892

Income before Equity, Interest and Taxes	7,139	(959)	6,180	19,762	(2,590)	17,172	6,890	(624)	6,266	20,115	2,064	22,179
Interest Income	16	-	16	84	4	88	167	10	177	629	28	657
Equity Income SARs	475	-	475	1,710	-	1,710	679	-	679	2,167	-	2,167
Income before Taxes	7,630	(959)	6,671	21,556	(2,586)	18,970	7,736	(614)	7,122	22,911	2,092	25,003
Income Taxes	64	(334)	(270)	192	(836)	(644)	64	(361)	(297)	182	(519)	(337)
Income from continuing operations	7,566	(625)	6,941	21,364	(1,750)	19,614	7,672	(253)	7,419	22,729	2,611	25,340
Income from discontinued operations	-	-	-	-	-	-	-	-	-	-	-	-
Gain on sale of assets	-	-	-	-	-	-	-	-	-	-	-	-
Net Income	$7,566	$(625)	$6,941	$21,364	$(1,750)	$19,614	$7,672	$(253)	$7,419	$22,729	$2,611	$25,340

Funds From Operations (FFO)*
Net Income	$7,566	$(625)	$6,941	$21,364	$(1,750)	$19,614	$7,672	$(253)	$7,419	$22,729	$2,611	$25,340
Gain on sale of assets, net	-	-	-	-	-	-	-	-	-	-	-	-
Equity in income of SARs	(475)	-	(475)	(1,710)	-	(1,710)	(679)	-	(679)	(2,167)	-	(2,167)
Cash received from SARs	1,119	-	1,119	4,257	-	4,257	1,561	-	1,561	3,838	-	3,838
Acquisition costs	391	-	391	639	-	639		-	-		-	-
Depreciation and amortization	9,528	33	9,561	29,399	85	29,484	8,747	37	8,784	25,888	106	25,994
Funds From Operations (FFO)*	18,129	(592)	17,537	53,949	(1,665)	52,284	17,301	(216)	17,085	50,288	2,717	53,005

EPS	$0.11	$(0.01)	$0.10	$0.30	$(0.02)	$0.28	$0.11	$(0.00)	$0.11	$0.32	$0.04	$0.36
FFO per Share*	$0.25	$(0.01)	$0.25	$0.76	$(0.02)	$0.74	$0.25	$(0.00)	$0.24	$0.71	$0.04	$0.75

Weighted Average Shares			71,281			70,750			70,481			70,481

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  September 30, 2009

Segment Information*
($ in thousands except per share amounts)

	Year Ended December 31, 2008			Year Ended December 31, 2007			Year Ended December 31, 2006
	Real	Investment		Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$111,198	$-	$111,198	$100,961	$-	$100,961	$83,147	$-	$83,147
Syndication Fees	-	3,766	3,766	-	8,986	8,986	-	10,693	10,693
Transaction Fees	-	3,641	3,641	-	9,898	9,898	-	11,262	11,262
Management Fees & Interest Income	1,739	-	1,739	7,026	4	7,030	2,083	-	2,083
Other Income	72	-	72	83	35	118	30	30	60

Total Revenue	113,009	7,407	120,416	108,070	18,923	126,993	85,260	21,985	107,245

Expenses
Rental Operating Expenses	28,999	-	28,999	26,171	-	26,171	19,045	-	19,045
Real Estate Taxes and Insurance	17,740	-	17,740	16,535	-	16,535	12,282	-	12,282
Depreciation and Amortization	30,222	138	30,360	29,200	134	29,334	20,772	121	20,893
Selling, general and administrative	4,229	4,039	8,268	3,440	4,026	7,466	4,047	4,471	8,518
Commissions and Broker Expenses	100	2,051	2,151	-	4,737	4,737	-	5,522	5,522
Interest & Commitment Fees	4,921	-	4,921	7,684	-	7,684	2,449	-	2,449
Total Expenses	86,211	6,228	92,439	83,030	8,897	91,927	58,595	10,114	68,709

Income before Equity, Interest and Taxes	26,798	1,179	27,977	25,040	10,026	35,066	26,665	11,871	38,536
Interest Income	709	36	745	2,317	60	2,377	2,949	49	2,998
Equity Income SARs	2,747	-	2,747	(464)	-	(464)	845	-	845
Income before Taxes	30,254	1,215	31,469	26,893	10,086	36,979	30,459	11,920	42,379
Income Taxes	246	(736)	(490)	226	647	873	-	839	839
Income from continuing operations	30,008	1,951	31,959	26,667	9,439	36,106	30,459	11,081	41,540
Income from discontinued operations	-	-	-	1,190	-	1,190	7,951	-	7,951
Gain on sale of assets	-	-	-	23,789	-	23,789	61,438	-	61,438
Net Income	$30,008	$1,951	$31,959	$51,646	$9,439	$61,085	$99,848	$11,081	$110,929

Funds From Operations (FFO)*
Net Income	$30,008	$1,951	$31,959	$51,646	$9,439	$61,085	$99,848	$11,081	$110,929
Gain on sale of assets, net	-	-	-	(23,789)	-	(23,789)	(61,438)	-	(61,438)
Equity in income of SARs	(2,747)	-	(2,747)	472	-	472	(1,043)	-	(1,043)
Cash received from SARs	5,348	-	5,348	1,806	-	1,806	783	-	783
Depreciation and amortization	34,505	138	34,643	35,340	134	35,474	31,926	121	32,047
Funds From Operations (FFO)*	67,114	2,089	69,203	65,475	9,573	75,048	70,076	11,202	81,278

EPS	$0.43	$0.03	$0.45	$0.73	$0.13	$0.86	$1.49	$0.16	$1.65
FFO per Share*	$0.95	$0.03	$0.98	$0.93	$0.14	$1.06	$1.04	$0.17	$1.21

Weighted Average Shares			70,481			70,651			67,159

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  September 30, 2009

Property Net Operating Income (NOI): Cash and GAAP Basis
(in thousands)

Property NOI Cash*

			Three Months Ended			Three Months Ended				Year Ended
		30-Sep-09
Region	Division	Sq Feet	31-Mar-09	30-Jun-09	30-Sep-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	2008 Total

Eastern	Mideast	1,528	$3,740	$3,803	$4,401	$3,321	$3,230	$3,059	$3,470	$13,080

Midwest	East North Central	597	1,524	1,578	1,108	1,537	1,443	1,400	1,393	5,773
	West North Central	630	1,689	1,758	2,653	1,132	1,228	1,381	1,312	5,053
		1,227	3,213	3,336	3,761	2,669	2,671	2,781	2,705	10,826

South	Southeast	600	2,220	2,213	2,353	2,403	2,507	2,370	2,149	9,429
	Southwest	1,489	5,203	4,953	4,718	4,574	4,850	4,954	4,944	19,322
		2,089	7,423	7,166	7,071	6,977	7,357	7,324	7,093	28,751

West	Mountain	792	3,194	3,519	3,003	2,996	2,969	3,020	2,994	11,979
	Pacific	299	375	311	460	322	359	313	237	1,231
		1,091	3,569	3,830	3,463	3,318	3,328	3,333	3,231	13,210

Total		5,935	$17,945	$18,135	$18,696	$16,285	$16,586	$16,497	$16,499	$65,867

Property NOI GAAP*

			Three Months Ended			Three Months Ended				Year Ended
		30-Sep-09
Region	Division	Sq Feet	31-Mar-09	30-Jun-09	30-Sep-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	2008 Total

Eastern	Mideast	1,528	$3,749	$3,726	$4,483	$3,339	$3,289	$3,131	$3,554	$13,313

Midwest	East North Central	597	1,570	1,592	1,161	1,619	1,479	1,496	1,561	6,155
	West North Central	630	1,606	1,667	2,626	1,043	1,157	1,279	1,215	4,694
		1,227	3,176	3,259	3,787	2,662	2,636	2,775	2,776	10,849

South	Southeast	600	2,391	2,343	2,477	2,342	2,410	2,263	2,336	9,351
	Southwest	1,489	5,265	4,828	4,820	4,708	4,933	5,095	5,043	19,779
		2,089	7,656	7,171	7,297	7,050	7,343	7,358	7,379	29,130

West	Mountain	792	3,334	3,548	3,019	3,139	3,190	3,231	3,068	12,628
	Pacific	299	404	339	515	345	385	347	276	1,353
		1,091	3,738	3,887	3,534	3,484	3,575	3,578	3,344	13,981

Total		5,935	$18,319	$18,043	$19,101	$16,535	$16,843	$16,842	$17,053	$67,273

*See page 31 for a reconciliation of Net Income to Property NOI cash and Property NOI GAAP.

Franklin Street Properties Corp.  September 30, 2009

Capital Analysis
(in thousands, except per share amounts)

	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Market Data:
Shares Outstanding	70,481	70,481	79,681	70,481	70,481	70,481	70,481
Closing market price per share	$12.30	$13.25	$13.10	$14.75	$13.00	$12.64	$14.32
Market capitalization	$866,913	$933,869	$1,043,817	$1,039,590	$916,249	$890,876	$1,009,284

Dividend Data:
Total dividends paid	$13,391	$13,391	$13,391	$13,391	$13,391	$21,849	$21,849
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.31	$0.31
Quarterly dividend as a % of FFO*	76%	76%	76%	83%	78%	108%	140%

Liquidity:
Cash and cash equivalents	$27,650	$24,542	$26,385	$29,244	$34,527	$34,386	$32,227
Revolving credit facilities:
Gross potential available under current credit facilities	250,000	250,000	250,000	250,000	250,000	250,000	250,000
Less:
Outstanding balance	(72,468)	(124,038)	(91,008)	(67,468)	(105,118)	(109,955)	(84,750)
Total Liquidity	$205,182	$150,504	$185,377	$211,776	$179,409	$174,431	$197,477

*See page 27 for a reconciliation of Net Income to FFO and FFO+GOS and page 28 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  September 30, 2009

Portfolio Overview

Property by Form of FSP Participation

	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08
Owned portfolio of commercial real estate:
Number of properties	32	31	29	29	27	27
Square feet	5,934,624	5,682,011	5,417,515	5,417,515	5,153,737	5,153,396
Leased percentage	92%	92%	93%	93%	93%	93%

Investments in non-consolidated commercial real estate:
Number of properties	3	3	2	2	2	2
Square feet	1,995,041	1,994,686	1,461,224	1,461,224	1,461,224	1,459,420
Leased percentage	78%	78%	79%	80%	79%	78%

Single Asset REITs (SARs) managed:
Number of properties	9	9	10	10	10	10
Square feet *	2,155,201	2,154,079	2,684,561	2,684,561	2,683,105	2,682,931
Leased percentage*	90%	87%	88%	92%	92%	93%

Total owned, investments and managed properties:
Number of properties	44	43	41	41	39	39
Square feet *	10,084,866	9,830,776	9,563,300	9,563,300	9,298,066	9,295,747
Leased percentage*	88%	88%	90%	91%	90%	91%

*Excludes a property to be constructed with approximately 285,000 square feet

Franklin Street Properties Corp.  September 30, 2009

Regional Analysis and Map
(as of September 30, 2009)

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Meadow Point	Chantilly	VA	East	134,849
Stonecroft	Chantilly	VA	East	111,469
Fairview	Falls Church	VA	East	252,613
Innsbrook	Glen Allen	VA	East	297,789
East Baltimore	Baltimore	MD	East	325,410
Loudoun Tech Center	Dulles	VA	East	135,888
Bollman Place (1)	Savage	MD	East	98,745
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,312
Lakeside Crossing	Maryland Heights	MO	MidWest	127,778
Eden Bluff	Eden Prairie	MN	MidWest	153,028
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Park Ten	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,730
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	199,077
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951

Total				5,934,624

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	268,723
303 East Wacker Drive	Chicago	IL	MidWest	844,081
505 Waterford	Plymouth	MN	MidWest	256,348
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	532,453
Satellite Place	Duluth	GA	South	134,785
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,796
Phoenix Tower	Houston	TX	South	618,507
Highland Place I	Centennial	CO	West	139,142

Total (2)				4,150,242

(1)  Industrial property, all others are office properties
(2)  Excludes property under construction in Broomfield, Co of approximately 285,000 square feet

Properties by Division/Region
($ in thousands)
				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	30-Sep-09	30-Sep-09

East Region Total	9	1,528,525	25.8	$ 237,258	97.75%
East North Central Division	3	596,604	10.1	82,033	81.69%
West North Central	4	629,884	10.6	87,666	100.00%
Midwest Region Total	7	1,226,488	20.7	169,699	91.09%
Southeast	2	599,886	10.1	124,541	93.63%
Southwest	7	1,488,969	25.1	229,853	84.15%
South Region Total	9	2,088,855	35.2	354,394	86.88%
Mountain	4	791,507	13.3	128,820	93.01%
Pacific	3	299,249	5.0	36,384	67.11%
West Region Total	7	1,090,756	18.3	165,204	85.91%

Grand Total	32	5,934,624	100	$ 926,555	90.37%

(a) NBV is for real estate assets, excluding intangibles

OFFICE BUILDING - OWNED

INDUSTRIAL PROPERTY

OFFICE BUILDING - MANAGED

OFFICE BUILDING - MANAGED UNDER CONSTRUCTION

Franklin Street Properties Corp.  September 30, 2009

Owned Property List

		(in thousands)				NBV (1)	% Leased
Region	Division	Name	City	State	S.F.	30-Sep-09	30-Sep-09

West	Pacific	Hillview Center	Milpitas	CA	36	$4,264	100.0%
West	Pacific	Montague Business Center	San Jose	CA	146	17,257	100.0%
West	Mountain	380 Interlocken	Broomfield	CO	240	43,607	89.8%
West	Mountain	390 Interlocken	Broomfield	CO	242	43,436	97.1%
West	Mountain	Centennial Technology Center	Colorado Springs	CO	111	12,025	78.5%
West	Mountain	Greenwood Plaza	Englewood	CO	199	29,751	100.0%
South	Southeast	Blue Lagoon Drive	Miami	FL	213	48,389	100.0%
South	Southeast	One Overton Place	Atlanta	GA	387	76,152	90.1%
MidWest	East North Central	Northwest Point	Elk Grove Village	IL	177	30,424	100.0%
MidWest	East North Central	River Crossing	Indianapolis	IN	205	36,725	94.7%
East	Mideast	East Baltimore	Baltimore	MD	325	56,832	94.4%
East	Mideast	Bollman Place	Savage	MD	99	5,056	100.0%
MidWest	East North Central	Southfield Centre	Southfield	MI	215	14,884	54.2%
MidWest	West North Central	Eden Bluff - Eden Prairie	Eden Prairie	MN	153	14,657	100.0%
MidWest	West North Central	Timberlake	Chesterfield	MO	233	36,732	100.0%
MidWest	West North Central	Timberlake East	Chesterfield	MO	116	18,529	100.0%
MidWest	West North Central	Lakeside Crossing	Maryland Heights	MO	128	17,748	100.0%
East	Mideast	Park Seneca	Charlotte	NC	110	7,718	85.2%
East	Mideast	Forest Park	Charlotte	NC	62	6,454	100.0%
South	Southwest	Addison Circle	Addison	TX	294	48,035	61.3%
South	Southwest	Liberty Plaza	Addison	TX	219	25,612	72.5%
South	Southwest	Park Ten	Houston	TX	156	19,041	100.0%
South	Southwest	Eldridge Green	Houston	TX	248	43,905	100.0%
South	Southwest	Park Ten Phase II	Houston	TX	157	31,926	97.8%
South	Southwest	Willow Bend Office Center	Plano	TX	117	18,194	49.8%
South	Southwest	Collins Crossing	Richardson	TX	299	43,141	100.0%
East	Mideast	Meadow Point	Chantilly	VA	135	18,661	100.0%
East	Mideast	Stonecroft	Chantilly	VA	111	19,989	100.0%
East	Mideast	Loudoun Tech Center	Dulles	VA	136	17,843	100.0%
East	Mideast	Fairview	Falls Church	VA	253	62,184	100.0%
East	Mideast	Innsbrook	Glen Allen	VA	298	42,521	100.0%
West	Pacific	Federal Way	Federal Way	WA	117	14,864	15.9%
					5,935	$ 926,555	90.4%

(1) NBV is for real estate assets, excluding intangibles

Franklin Street Properties Corp.  September 30, 2009

Properties with annualized rent per square foot

Franklin Street Properties
NCREIF Break-out
						Percentage	Annualized	Average
			Year Built			Leased as of	Rent as of	Annualized
			or	Net Rentable	Leased	September 30,	September 30,	Rent per Leased
Property Name	City	State	Renovated	Square Feet	Sq. Ft. (a)	2009 (a)	2009 (b)	Square Feet (c)

Park Seneca	Charlotte	NC	1969	109,550	93,343	85.21%	1,459,173	$ 15.63
Forest Park	Charlotte	NC	1999	62,212	62,212	100.00%	855,162	13.75
Meadow Point	Chantilly	VA	1999	134,849	134,849	100.00%	4,445,105	32.96
Innsbrook	Glen Allen	VA	1999	297,789	297,789	100.00%	5,392,616	18.11
East Baltimore	Baltimore	MD	1989	325,410	307,252	94.42%	7,881,502	25.65
Loudoun Tech Center	Dulles	VA	1999	135,888	135,888	100.00%	1,685,767	12.41
Bollman Place	Savage	MD	1984	98,745	98,745	100.00%	599,382	6.07
Stonecroft	Chantilly	VA	2008	111,469	111,469	100.00%	4,095,160	36.74
Fairview Park	Falls Church	VA	2001	252,613	252,613	100.00%	6,523,980	25.83
East total				1,528,525	1,494,160	97.75%	32,937,846	22.04
Southfield Centre	Southfield	MI	1977	214,697	116,271	54.16%	1,398,879	12.03
Northwest Point	Elk Grove Village	IL	1999	176,848	176,848	100.00%	3,157,639	17.86
River Crossing	Indianapolis	IN	1998	205,059	194,246	94.73%	4,703,684	24.22
Timberlake	Chesterfield	MO	1999	232,766	232,766	100.00%	4,770,640	20.50
Timberlake East	Chesterfield	MO	2000	116,312	116,197	99.90%	2,383,278	20.51
Lakeside Crossing	Sl. Louis	MO	2008	127,778	127,778	100.00%	2,883,950	22.57
Eden Bluff	Eden Praire	MN	2006	153,028	153,028	100.00%	3,884,765	25.39
Midwest total				1,226,488	1,117,134	91.08%	23,182,834	20.75
Blue Lagoon Drive	Miami	FL	2002	212,619	212,619	100.00%	4,597,571	21.62
One Overton Place	Atlanta	GA	2002	387,267	349,086	90.14%	9,105,473	26.08
Willow Bend Office Center	Plano	TX	1999	116,622	58,071	49.79%	1,162,345	20.02
Park Ten	Houston	TX	1999	155,715	155,715	100.00%	4,064,581	26.10
Addison Circle	Addison	TX	1999	293,787	180,006	61.27%	4,047,441	22.49
Collins Crossing	Richardson	TX	1999	298,766	298,766	100.00%	7,710,417	25.81
Eldridge Green	Houston	TX	1999	248,399	248,399	100.00%	6,655,927	26.80
Park Ten Phase II	Houston	TX	2006	156,746	153,326	97.82%	3,989,325	26.02
Liberty Plaza	Addison	TX	1985	218,934	158,742	72.51%	3,409,766	21.48
South Total				2,088,855	1,814,730	86.88%	44,742,845	24.66
Centennial Technology Center	Colorado Springs	CO	1999	110,730	86,910	78.49%	1,309,929	15.07
380 Interlocken	Broomfield	CO	2000	240,184	215,736	89.82%	5,889,752	27.30
Greenwood Plaza	Englewood	CO	2000	199,077	199,077	100.00%	8,097,285	40.67
390 Interlocken	Broomfield	CO	2002	241,516	234,481	97.09%	6,047,229	25.79
Hillview Center	Milpitas	CA	1984	36,288	36,288	100.00%	527,681	14.54
Federal Way	Federal Way	WA	1982	117,010	18,592	15.89%	318,603	17.14
Montague Business Center	San Jose	CA	1982	145,951	145,951	100.00%	2,010,109	13.77
West Total				1,090,756	937,035	85.91%	24,200,589	25.83

Grand Total				5,934,624	5,363,059	90.37%	$ 125,064,114	$ 23.32

(a) Based on all leases in effect, including month-to-month tenants, divided by the Property's net rentable square footage.
(b) Represents gross rental charges for the month of September 2009 (including month-to-month leases) multiplied by 12.
(c) Represents the annualized rent as of September 2009 divided by leased square feet.

Franklin Street Properties Corp.  September 30, 2009

Owned Property Capital Expenditures
(in thousands)

								Year
	For the Three Months Ended							Ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	31-Dec-08
Tenant improvements	$1,374	$912	$931	$2,337	$560	$1,667	$823	$5,387
Deferred leasing costs	162	1,395	645	817	1,313	305	919	3,354
Building improvements	465	116	265	197	372	740	419	1,728
Increase to investments in building	-	-	-	-	-	-	-	-
Total	$2,001	$2,423	$1,841	$3,351	$2,245	$2,712	$2,161	$10,469

Franklin Street Properties Corp.  September 30, 2009

20 Largest tenants with annualized rent and remaining term

As of September 30, 2009

			Remaining	Aggregate	% of Aggregate	Annualized	% of
	Tenant	Number of	Lease Term	Leased	Leased	Rent (a)	Aggregate
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent
1	Capital One Services, Inc. (b)	1	1	297,789	5.02%	$ 5,393	4.31%
2	Noblis, Inc. (e)	1	88	252,613	4.26%	6,524	5.22%
3	Citgo Petroleum Corporation	1	29	248,399	4.19%	6,656	5.32%
4	Tektronix Texas, LLC	1	9	241,372	4.07%	6,385	5.11%
5	Burger King Corporation	1	108	212,619	3.58%	4,598	3.68%
6	New Era of Networks, Inc. (Sybase)	1	7	199,077	3.35%	8,097	6.47%
7	Citigroup Credit Services, Inc. (c)	1	87	176,848	2.98%	3,158	2.52%
8	RGA Reinsurance Company	2	63	185,501	3.13%	3,428	2.74%
9	CH Robinson Worldwide, Inc. (d)	1	141	153,028	2.58%	3,885	3.11%
10	Geisecke & Devrient	1	65	135,888	2.29%	1,686	1.35%
11	Murphy Exploration & Production Company	1	91	133,786	2.25%	3,514	2.81%
12	CACI Technologies, Inc.	1	2	132,896	2.24%	4,426	3.54%
13	Monsanto	1	64	127,778	2.15%	2,884	2.31%
14	Northrop Grumman Information Technology, Inc. (d)	1	103	111,469	1.88%	4,095	3.27%
15	Maines Paper & Food Service, Inc.	1	50	98,745	1.66%	599	0.48%
16	Amdocs, Inc.	1	20	91,928	1.55%	2,062	1.65%
17	County of Santa Clara	1	39	90,467	1.52%	1,268	1.01%
18	Ober Kaler Grimes & Shriver	1	18	88,736	1.50%	2,471	1.98%
19	Technip-Coflexip USA Holdings, Inc	1	1	86,059	1.45%	2,207	1.76%
20	Vail Corp d/b/a Vail Resorts	1	114	83,620	1.41%	2,041	1.63%
				3,148,618	53.06%	$ 75,375	60.27%

(a)
Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at September 30, 2009 mulitplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)
Capital One Services, Inc. (“CapOne”) sublets all of the space to LandAmerica Financial Group, Inc. (“LandAm”).  Both the direct lease with CapOne and the sublease with LandAm expired on October 31, 2009.

(c)	The lease with Citicorp Credit Services, Inc. is guaranteed by Citigroup.
(d)	Acquired in June 2009.
(e)	Acquired in September 2009.

Franklin Street Properties Corp.  September 30, 2009

Tenant Analysis
(as of September 30, 2009)

% of
Industry	Portfolio
Computer Consulting Services	29.0%
Financial Services	15.0%
Energy	14.9%
Food	14.0%
R&D and Sciences	8.0%
Insurance	5.9%
Transportation/Logistics	4.9%
Legal Services	2.9%
Government	2.8%
Resorts	2.6%
100.0%

Franklin Street Properties Corp.  September 30, 2009

Lease Expirations by Square Feet
(as of September 30, 2009)

Year	Total Square Feet	% of Square Feet Commercial

2009	488,456	8.2%
2010	761,351	12.8%
2011	384,237	6.5%
2012	647,178	10.9%
2013	349,015	5.9%
2014	584,389	9.8%
2015	437,909	7.4%
2016	487,849	8.2%
2017	513,987	8.7%
2018	394,913	6.7%
2019	88,719	1.5%
2020	72,028	1.2%
2021	153,028	2.6%
Vacant	571,565	9.6%

Total	5,934,624	100.0%

Franklin Street Properties Corp.  September 30, 2009

Lease Expirations with annualized rent per square foot

Franklin Street Properties
Year End Expiration Report
as of September 30, 2009

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total Final
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring	Cumulative
December 31,	Year	Leases	Leases (a)	Leases	Leases	Total
2009	39*	488,456	10,152,585	20.79	8.12%	8.12%
2010	66	761,351	22,442,618	29.48	17.94%	26.06%
2011	32	384,237	9,135,720	23.78	7.30%	33.37%
2012	48	647,178	15,241,386	23.55	12.19%	45.55%
2013	26	349,015	6,336,747	18.16	5.07%	50.62%
2014	21	584,389	12,186,460	20.85	9.74%	60.37%
2015	14	437,909	8,002,342	18.27	6.40%	66.76%
2016	7	487,849	10,973,288	22.49	8.77%	75.54%
2017	5	513,987	12,073,960	23.49	9.65%	85.19%
2018	5	394,913	10,313,905	26.12	8.25%	93.44%
2019 and thereafter	5	313,775	8,205,103	26.15	6.56%	100.00%
	268	5,363,059	125,064,114	23.32	100.00%
Vacancies as of 9/30/09		571,565
Total Portfolio Square Footage		5,934,624

* 30 Leases are Month to Month

(a)
Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at September 30, 2009 multiplied by 12.  Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

Franklin Street Properties Corp.  September 30, 2009

Capital Recycling
($ in thousands)

Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price
2009
Stonecroft-Chantilly	VA/East	Office	111,469	6/26/09	$ 29,000
Eden Bluff - Eden Prairie	MN/Midwest	Office	153,028	6/30/09	22,784
Fairview	VA/East	Office	252,613	9/30/09	73,000

2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

2006
Liberty Plaza	TX/South	Office	218,934	2/24/06	26,472
Innsbrook	VA/East	Office	297,789	5/1/06	48,240
380 Interlocken	CO/West	Office	240,184	5/1/06	47,587
Blue Lagoon Drive	FL/South	Office	212,619	5/1/06	56,051
Eldridge Green	TX/South	Office	248,399	5/1/06	53,435
Willow Bend Office Center	TX/South	Office	116,622	5/1/06	19,713
One Overton Place	GA/South	Office	387,267	6/27/06	85,284
390 Interlocken	CO/West	Office	241,516	12/21/06	46,459

2005
Greenwood Plaza	CO/West	Office	199,077	2/24/05	44,116
Addison Circle	TX/South	Office	293,787	5/1/05	56,295
Royal Ridge	GA/South	Office	161,366	5/1/05	27,391
Collins Crossing	TX/South	Office	298,766	5/1/05	53,667
Montague Business Center	CA/West	Office	145,951	5/1/05	20,147
River Crossing	IN/Midwest	Office	205,059	7/6/05	42,016

Dispositions:
					Net Sales	Gain (Loss)
2007	State/Region	Property Type	Square Feet	Date Sold	Proceeds	on Sale
Piedmont Center	SC/East	Office	144,029	1/31/07	$ 5,830	$ (4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

2006
Merrywood Apartments	TX/South	Apt	231,363	5/24/06	18,204	2,373
Santa Clara	CA/West	Office	40,280	5/31/06	8,188	1,557
Fair Lakes	VA/East	Office	210,613	5/31/06	61,412	24,240
One Technology Drive	MA/East	Industrial	188,000	8/10/06	15,995	6,366
Plaza Ridge	VA/East	Office	158,016	11/16/06	58,022	27,941
North Andover Office Park	MA/East	Office	92,913	11/21/06	11,362	3,810

2005
Blue Ravine	CA/West	Office	47,058	7/13/05	4,764	(1,124)
Silverside Plantation	LA/South	Apt	223,812	9/19/05	22,280	7,265
Gateway Crossing	MD/East	Office	188,819	9/20/05	25,949	6,807
Essex Lane Associates	TX/South	Apt	118,798	10/5/05	13,752	5,112
Gael Apartments	TX/South	Apt	187,338	10/5/05	22,715	5,151
Telecom Business Center	CA/West	Office	101,726	12/8/05	22,570	6,943

Franklin Street Properties Corp.  September 30, 2009

Investment Banking Performance

Franklin Street Properties Corp.  September 30, 2009

FFO and FFO+GOS Reconciliations
(in thousands, except per share amounts)

	For the three months ended:							For the year ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	2008	2007	2006

Net income	$7,808	$4,865	$6,941	$7,386	$10,534	$7,420	$6,619	$31,959	$61,085	$110,929
(Gain) Loss on sale of assets	-	-	-	-	-	-	-	-	(23,789)	(61,438)
GAAP income from non-consolidated REITs	(792)	(443)	(475)	(793)	(694)	(680)	(580)	(2,747)	472	(1,043)
Distributions from non-consolidated REITs	1,615	1,523	1,119	546	1,731	1,561	1,510	5,348	1,806	783
Acquisition costs	-	248	391	-	-	-	-	-	-	-
Depreciation & amortization	8,707	11,216	9,561	8,498	8,712	8,783	8,650	34,643	35,475	32,047
Funds From Operations (FFO)	17,338	17,409	17,537	15,637	20,283	17,084	16,199	69,203	75,049	81,278
Plus gains on sales of assets (GOS)	-	-	-	-	-	-	-	-	23,789	61,438
FFO+GOS (Total Profits)	$17,338	$17,409	$17,537	$15,637	$20,283	$17,084	$16,199	$69,203	$98,838	$142,716

Per Share Data:
EPS	$0.11	$0.07	$0.10	$0.10	$0.15	$0.11	$0.09	$0.45	$0.86	$1.65
FFO	0.25	0.25	0.25	0.22	0.29	0.24	0.23	0.98	1.06	1.22
GOS	-	-	-	-	-	-	-	-	0.34	0.91
FFO+GOS	0.25	0.25	0.25	0.22	0.29	0.24	0.23	0.98	1.40	2.13

Weighted Average Shares (basic and diluted)	70,481	70,481	71,281	70,481	70,481	70,481	70,481	70,481	70,651	67,159

Franklin Street Properties Corp.  September 30, 2009

FFO and FFO+GOS  Definitions

Definition of Funds From Operations (“FFO”), and FFO plus Gains on Sales (“FFO+GOS”)

The Company evaluates the performance of its reportable segments based on several measures including, Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS” or “Total Profits”) as management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders.  The Company defines FFO as net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.  The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define these terms in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

Franklin Street Properties Corp.  September 30, 2009

Funds Available for Distribution (FAD) Reconciliation and Definition
(in thousands, except per share amounts)

	For the three months ended:
	31-Mar-09	30-Jun-09	30-Sep-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08

Net income	$7,808	$4,865	$6,941	$7,386	$10,534	$7,419	$6,619
(Gain) Loss on sale of assets	-	-	-	-	-	-	-
GAAP income from non-consolidated REITs	(792)	(443)	(475)	(793)	(694)	(679)	(580)
Distributions from non-consolidated REITs	1,615	1,522	1,119	546	1,731	1,561	1,510
Acquisition costs	-	248	391	-	-	-	-
Depreciation & amortization	8,707	11,217	9,561	8,498	8,712	8,784	8,650
Funds From Operations (FFO)	17,338	17,409	17,537	15,637	20,283	17,085	16,199
Plus gains on sales of assets (GOS)	-	-	-	-	-	-	-
FFO+GOS (Total Profits)	$17,338	$17,409	$17,537	$15,637	$20,283	$17,085	$16,199

Funds Available for Distribution:
Funds From Operations (FFO)	17,338	17,409	17,537	15,637	20,283	17,085	16,199
Straight-line rent	(374)	(69)	(405)	(251)	(256)	(347)	(552)
Capital expenditures	(466)	(115)	(265)	(197)	(373)	(740)	(419)
Funds Available for Distribution (FAD)	$16,498	$17,225	$16,867	$15,189	$19,654	$15,998	$15,228

Per Share Data:
EPS	$0.11	$0.07	$0.10	$0.10	$0.15	$0.11	$0.09
FFO	0.25	0.25	0.25	0.22	0.29	0.24	0.23
GOS	-	-	-	-	-	-	-
FFO+GOS	0.25	0.25	0.25	0.22	0.29	0.24	0.23
FAD	0.23	0.24	0.24	0.22	0.28	0.23	0.22

Weighted Average Shares (basic and diluted)	70,481	70,481	71,281	70,481	70,481	70,481	70,481

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any.  FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

Franklin Street Properties Corp.  September 30, 2009

EBITDA Reconciliation and Definition
(in thousands, except ratio amounts)

				Year to					Year
	For the three months ended:			Date	For the three months ended:				Ended
	31-Mar-09	30-Jun-09	30-Sep-09	30-Sep-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	31-Dec-08

Net income	$7,808	$4,865	$6,941	$19,614	$7,386	$10,534	$7,419	$6,619	$31,959
Interest expense	1,577	1,599	1,744	4,920	1,192	1,051	1,108	1,570	4,921
Depreciation and amortization	8,707	11,216	9,561	29,484	8,498	8,712	8,784	8,650	34,643
Income taxes	(299)	(75)	(270)	(644)	(375)	335	(297)	(153)	(490)
EBITDA	17,793	17,605	17,976	53,374	16,701	20,632	17,014	16,686	71,033

Interest expense	$1,577	$1,599	$1,744	$4,920	$1,192	$1,051	$1,108	$1,570	$4,921
Scheduled principal payments (1)	-	-	-	-	-	-	-	-	-
Interest and scheduled principal payments	$1,577	$1,599	$1,744	$4,920	$1,192	$1,051	$1,108	$1,570	$4,921

Interest coverage ratio	11.28	11.01	10.31	10.85	14.01	19.63	15.36	10.63	14.43

Debt service coverage ratio	11.28	11.01	10.31	10.85	14.01	19.63	15.36	10.63	14.43

(1)	Scheduled principal payments include required principal payments on our unsecured term debt, which are scheduled to commence in November 2011 using a 30 year amortization schedule.

EBITDA, a non-GAAP financial measure, is defined as net income, plus interest expense, income tax expense and depreciation and amortization expense. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

Franklin Street Properties Corp.  September 30, 2009

Reconciliation of Net Income to Property NOI: Cash and GAAP Basis
(in thousands)

	Three months ended:							2008
	31-Mar-09	30-Jun-09	30-Sep-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	Total

Net Income	$7,808	$4,865	$6,941	$7,386	$10,535	$7,419	$6,619	$31,959
Add (deduct):
Investment banking segment net loss (income)	778	346	625	488	(3,352)	253	660	(1,951)
Management fees (before elimination)	(425)	(398)	(402)	(545)	(533)	(549)	(545)	(2,172)
Depreciation and Amortization	7,887	10,200	8,768	7,326	7,556	7,628	7,712	30,222
Amortization of favorable leases	793	992	759	1,139	1,120	1,118	906	4,283
Selling, general and administrative	983	1,163	1,324	895	1,534	945	854	4,228
Interest expense	1,577	1,599	1,744	1,192	1,051	1,108	1,570	4,921
Interest income	(347)	(136)	(170)	(612)	(360)	(314)	(234)	(1,520)
Equity in earnings of nonconsolidated REITs	(792)	(443)	(475)	(793)	(694)	(680)	(580)	(2,747)
Non-property specific income and expenses, net	57	(145)	(13)	59	(14)	(86)	91	50
GAAP Property NOI	18,319	18,043	19,101	16,535	16,843	16,842	17,053	67,273
Straight-line rent	(374)	92	(405)	(250)	(257)	(345)	(554)	(1,406)
Cash Property NOI	$17,945	$18,135	$18,696	$16,285	$16,586	$16,497	$16,499	$65,867

Franklin Street Properties Corp.  September 30, 2009